SPARROW GROWTH FUND

                          Supplement to the Prospectus
                             Dated December 30, 2003

The following new section is added on page 13 of the Prospectus:

     PROHIBITION ON MARKET TIMING: The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees will not permit the Fund to enter into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

     While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

The following replaces the second paragraph under the section "Determination of Net Asset Value" on page 14 of the Prospectus:

     The Fund's assets are generally valued at their market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value the Fund's assets according to policies approved by the Fund's Board of Trustees. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's good faith pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

The following replaces the first paragraph on the back cover page of the
Prospectus:

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

                     Supplement effective December 29, 2004

This Supplement, and the Prospectus dated December 30, 2003, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated December 30, 2003, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 727-3301.

                               SPARROW GROWTH FUND

              Supplement to the Statement of Additional Information
                             Dated December 30, 2003



The following new section is added on Page 11 of the Statement of Additional
Information:


         DISCLOSURE OF PORTFOLIO HOLDINGS

               The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission ("SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

               From time to time, the Fund may disclose its portfolio holdings to third-parties who provide services to the Fund if such information is necessary to the provision of the services (e.g., to a rating agency for use in developing a rating). When made, such disclosures will be made subject to a requirement that the service provider keeps such information confidential. In addition, the Fund will prohibit the service provider from trading in the Fund's shares while in possession of such information.

               The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio securities without the specific approval of the Board. In addition, the Fund's policies and procedures prohibit the Adviser or any other affiliated person from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.


          Supplement effective December 29, 2004